UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2025

APEX TREASURY CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42916	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2035 Regatta Drive

Vero Beach, Florida 32963

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (772) 588-4799

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	APXTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	APXT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	APXTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on October 29, 2025, Apex Treasury Corporation (the “Company”) consummated its initial public offering (“IPO”) of 34,470,000 units (the “Units”), including the issuance of 4,470,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $344,700,000.

Also as previously reported, on October 29, 2025, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 8,894,000 warrants (the “Private Placement Warrants”) to Apex Treasury Sponsor LLC (the “Sponsor”) and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the underwriters (the “Representative”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,894,000. Of the 8,894,000 Private Placement Warrants, the Sponsor purchased 5,447,000 Private Placement Warrants and the Representative purchased 3,447,000 Private Placement Warrants.

A total of $344,700,000 of the proceeds from the IPO and Private Placement, which amount includes up to $13,788,000 of the underwriters’ deferred commission, was placed in a U.S.-based trust account maintained by Lucky Lucko, Inc. d/b/a Efficiency, acting as trustee.

An audited balance sheet as of October 29, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TREASURY CORPORATION

	By:	/s/ Hugh Cochrane
		Name:	Hugh Cochrane
		Title:	Co-Chief Executive Officer

Dated: November 4, 2025

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